Exhibit 10.18

                                SECOND AMENDMENT
                                       TO
                               COMDIAL CORPORATION
                         EXECUTIVE STOCK OWNERSHIP PLAN


         THIS SECOND AMENDMENT to the Comdial Corporation Executive Stock Ownership Plan (the "Plan") is made pursuant to the authority under Section 9 of the Plan for the Compensation Committee of the Board of Directors to amend the Plan.

I.     Section 2(a)(i) is amended to read as follows, effective January 1, 1998:

                           (i)      a dollar amount determined as follows:

                                  (A) if the  Executive  is  President  or Chief
                           Executive Officer, 20 percent of Salary,

                                  (B)  if  the   Executive  is  Executive   Vice
                           President, Senior Vice President, Chief Financial Officer or Vice President of Engineering, 15 percent of Salary, and

                                    (C) if the  Executive is any Vice  President
                           other than Vice President of Engineering, 10 percent of Salary; or


         IN WITNESS WHEREOF, the Company has caused this Second Amendment to the Plan to be executed as of February 2, 1998.


                                            COMDIAL CORPORATION


                                            By:      /s/ Wayne R. Wilver
                                                     Wayne R. Wilver
                                                     Senior Vice President